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                                                                   EXHIBIT 10.10

                                 LOAN AGREEMENT

THIS AGREEMENT, dated November 6, 1997, is between STARTEK, INC. (the "Borrower") and NORWEST BANK COLORADO, NATIONAL ASSOCIATION, Denver, Colorado (the "Bank"). The undersigned parties hereby agree as follows.

                            ARTICLE I - DEFINITIONS

SECTION 1.1 The following terms defined in this Article shall have the meanings specified for all purposes of this Agreement.

*  "Borrower" shall mean STARTEK, INC.

* "Loan" or "Loans", including but not limited to Loans described in Article II below, shall mean all principal, interest and any other obligation in any form, however created, arising or evidenced, by the Borrower to the Bank, now existing or hereafter created.

* "Tangible Net Worth" shall mean the Borrower's consolidated net equity, determined in accordance with generally accepted accounting principles; less
   1) notes and accounts receivable from shareholders, officers and related entities.

* "Working Capital" shall mean current assets less current liabilities determined in accordance with generally accepted accounting principles.

                             ARTICLE II - THE LOAN

SECTION 2.1 Pursuant and concurrent to this Agreement, the Bank is making a new Loan to the Borrower in the aggregate amount of $5,000,000.00 as more fully described below.

* A $5,000,000.00 committed revolving line of credit expiring April 30, 1999, to provide funds for general corporate purposes. This Agreement shall apply to any and all renewals of this line of credit.

The full terms of the Loan is evidenced by separate Loan documents, including but not limited to those referred to in Section 2.4 below.

SECTION 2.2 The Borrower shall have the right to repay Loans in part or in whole at any time without penalty; however, any prepayment must be accompanied by payment of all accrued interest then due.

SECTION 2.3 All payments made shall be made in immediately available funds in a form acceptable to the Bank.

SECTION 2.4 The Bank's commitment to make the new line of credit shall be subject to the delivery to the Bank, in form and substance satisfactory to the Bank, of any documents required by the Bank which may include, but are not limited to, promissory notes, security agreements, financing statements, and other related documents necessary to confirm, continue or create the obligation and/or any liens and security interests in favor of the Bank. The Loan shall



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accrue interest at a rate equal to the Bank's published Prime Rate of interest, as more fully described in the promissory note that evidences the Loan. The pricing approved by the Bank for the Loan is based, in part, on the Borrower's commitment to maintain $250,000.00 in non-interest bearing accounts at the Bank.

                  ARTICLE III - REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Bank as follows:

SECTION 3.1 The Borrower is validly existing and in good standing under the laws of the State of Colorado. The Borrower is duly qualified to do business wherever necessary to carry on its present operations.

SECTION 3.2 The making and performance of this Agreement is within its corporate powers; has been duly authorized by all necessary corporate action; does not require any stockholder consent; does not require the approval of any federal or state regulatory authority; does not contravene any law, regulation or agreement to which they are a party or by which their assets may be bound; and will not conflict with any provision of the articles of incorporation, bylaws or other governing documents.

SECTION 3.3 This Agreement is a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms.

SECTION 3.4 There is no pending or threatened action or proceedings before any court or administrative agency which may materially adversely affect the Borrower's financial condition or operations.

SECTION 3.5 The Borrower has good and marketable title to all properties or assets (except those leased and pledged to the City of Aurora), and none of such properties or assets pledged as security to Loans are subject to any mortgage, pledge, loan security interest, encumbrance or any other security agreement or arrangement of any type whatsoever unless the security interests, liens and encumbrances are permitted in this Agreement.

SECTION 3.6 To the best of the Borrower's knowledge and information no material claim for taxes, whether federal, state or local, are presently being assessed against the Borrower with respect to any past due taxes, nor are there any tax disputes being litigated or determined by governmental proceedings at the present time that have not been reflected in the financial statements of the Borrower previously furnished to the Bank.

SECTION 3.7 The Borrower or property of the Borrower is not currently the subject of any threatened or ongoing litigation, judgment, decree, order, citation, compliant, or notice of violation relating to or arising out of environment laws or issues.

SECTION 3.8  As of the dates of this Agreement and the date of any subsequent



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Loans, all representations and warranties to the Bank contained herein are certified to be true and no Event of Default shall have occurred and be continuing.

SECTION 3.9 All financial information previously supplied to the Bank in conjunction with the Loans and required to be supplied under the terms of this Agreement, including but not limited to financial statements, tax returns, projections, borrowing base certificates and listings of accounts receivable, equipment and/or inventory, are hereby certified to be true, accurate and complete in every material respect.

                     ARTICLE IV - COVENANTS OF THE BORROWER

SECTION 4.1 So long as the Borrower may have Loans outstanding hereunder and until performance of all other obligations of the Borrower, the Borrower shall:

* Permit or cause to permit the Bank at any reasonable time to have access to the books and records of the Borrower, and to inspect or otherwise check the properties of the Borrower, and to furnish to the Bank the following financial information on a consolidated basis in a form and substance acceptable to the bank:

     * within 45 days after the end of each quarter, the Borrower's 10Q report;

     * within 90 days after the end of each fiscal year, the Borrower's 10K report;

     *    within 30 days of each quarter's end, an accounts receivable aging;

*    Maintain minimum Tangible Net Worth of $25,000,000;

*    Maintain Working Capital of greater than $17,500,000;

* Use the Bank as its principal depository for its operating business accounts; and maintain not less than $250,000.00 in non interest bearing accounts;

* Maintain insurance with responsible companies on such of its properties, in such amounts and against such risks as is reasonable and customarily maintained by similar businesses, and provide the Bank with evidence of such coverage;

* Comply in all material respects with all laws and regulations applicable to its business and operations; and

* Promptly provide notice to the Bank of any occurrence of an Event of Default.

SECTION 4.2 So long as the Borrower may have Loans outstanding hereunder and until payment in full and performance of all other obligations of the Borrower, the Borrower shall not, without the consent of the Bank, which consent shall not be unreasonably withheld:

* Enter into any mergers, acquisitions or consolidations, or substantially change the ownership structure of the Borrower;

* Sell, lease or otherwise dispose of all or any substantial part of its assets or operation;

* Create, incur or permit to exist any lien, security interest or other encumbrance upon any of its properties or assets except liens for taxes or other items not yet overdue or being contested in good faith; or

* Make distributions of property, or pay dividends, wages or bonuses to any of the Borrower's officers or shareholders, in such amounts as would cause a failure to comply with any financial covenant in this Agreement.



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                         ARTICLE V - EVENTS OF DEFAULT

SECTION 5.1 The occurrence of any of the following events shall be an "Event of Default"

* Any payment of principal or interest shall not be made when due and not be cured within ten business days thereafter;

* Any representation or warranty made by the Borrower in connection with the execution and delivery of this Agreement, or in any certificate furnished pursuant hereto, shall prove to be at any time incorrect in any material respect;

* The Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement and such failure shall continue for a period of seven days after written notice from the Bank;

* Any obligation of the Borrower for the payment of any Loan is not made at maturity, whether by acceleration or otherwise, or is declared to be due and payable prior to the stated maturity thereof by reason of default or other violation of the terms thereof; or

*    The Borrower ceases doing business.

SECTION 5.2 Upon the occurrence of an Event of Default, the obligation of the Bank to make advances under any Loan commitment to the Borrower shall terminate and the Bank may declare the principal balance, together with accrued interest thereon, to be immediately due and payable, and the same shall forthwith become immediately due and payable without presentment, protest, notice or demand of any kind, all of which are hereby expressly waived by the Borrower and the Guarantor. Upon any such Event of Default, the Bank may proceed with each and every remedy provided for it in this Agreement, any Loan document, continuing guaranty, security agreement or other instrument executed in connection with the Loans, and may pursue any other remedy available to the Bank, whether in law or equity, to enforce collection of all sums due and owing to the Bank, all of such right and remedies being cumulative and not exclusive of all rights and remedies which the Bank has or may have against the Borrower.

ARTICLE VI - MISCELLANEOUS

SECTION 6.1 No failure on the part of the Bank in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder. No modification or waiver of any provision of this Agreement nor consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing and then such a waiver or consent shall be effective only in the specific instance and for the purposes for which it was given. No notice or demand on the Borrower in any case shall entitle it to any other or further notice or demand in similar or other circumstances.

SECTION 6.2 No modification of this Agreement shall be effective unless the same be in writing and mutually agreeable between the parties.

SECTION 6.3 The Borrower agrees to pay all costs incurred by the parties in connection with preparation of this Agreement, the enforcement of any provision of this Agreement, the collection of the Loans or the foreclosure or realization upon any security therefor.




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SECTION 6.4  The Borrower agrees to defend, indemnify, and hold harmless the
Bank for, from, and against and to reimburse the Bank with respect to any and all claims, actions, costs and expenses whatsoever (including, without limitation, attorneys fees and expenses and costs reasonably incurred), known or unknown, asserted against or incurred by the Bank at any time by reason of or arising out of or relating to any actual or alleged violation of any existing or future environmental law or actual or threatened contamination relating to the property or activities of the Borrower, whether or not such contamination was in violation of any environmental statute. This indemnity shall last indefinitely and is specifically intended to survive this Agreement.

SECTION 6.5 All notices or other communications required or permitted under this Agreement shall be in writing and shall be deemed given when personally delivered or mailed to the respective parties' addresses as set forth above.

SECTION 6.6 This Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of Colorado.


STARTEK, INC.                                NORWEST BANK COLORADO,
                                             NATIONAL ASSOCIATION




By:     /s/ A. EMMET STEPHENSON JR.           By:    /s/ MICHAEL S. KATZ
       ----------------------------                 --------------------------
Title:  CHAIRMAN OF THE BOARD                 Title: A.V.P.


        /s/ DENNIS M. SWENSON
       ----------------------------
        EXECUTIVE VICE PRESIDENT






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                                                         360 DAY PROMISSORY NOTE

NORWEST BANK COLORADO, NATIONAL ASSOCIATION

Sender's Address, City, State & Zip Code
1740 BROADWAY, DENVER, CO 80274
--------------------------------------------------------------------------------
   FOR BANK ONLY    FACE AMOUNT      RATE          NOTE DATE       MATURITY DATE
Customer No. Loan No.             (% per year)
0005376      9001   $5,000,000.00  **       %      11/06/1997         04/30/1999
--------------------------------------------------------------------------------
Maker                              Home Phone                    Business Phone

     StarTek, Inc.


--------------------------------------------------------------------------------
Street Address, City, State, Zip Code
111 Havana Street Denver, CO 80010
--------------------------------------------------------------------------------
Security
     ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------


     --------------------------------------------------------------------------------

The captions in the boxes above, and the names, dates, amounts and other information therein, are defined terms and are hereby incorporated in the note provisions below.

 Maker promises to pay to the order of Bank at Bank's address the Face
Amount with Interest on the unpaid balance of the Face Amount from the Note
Date at the Rate indicated above (based upon a year of 360 days and computed for the actual number of days elapsed). *Principal and Interest shall be payable as follows:

     Interest shall be payable monthly on the last day of each month beginning 11/30/1997. The balance of principal plus accrued interest shall be payable at maturity.


     **The interest rate shall be at an annual rate equal to the Norwest Bank Colorado, National Association Prime Rate, effective the same day of its change. Prime Rate shall mean the interest rate charged by Norwest Bank Colorado, National Association as announced or published by the Bank from time to time as its Prime Rate, and may not be the lowest interest rate charged by the Bank.

     THIS NOTE EVIDENCES AN ARRANGEMENT PROVIDING FOR FUTURE ADVANCES THAT IN AGGREGATE AMOUNT OUTSTANDING SHALL AT NO TIME EXCEED THE FACE AMOUNT.


  Overdue principal and (to the extent legally enforceable) overdue interest, whether caused by acceleration of maturity or otherwise, shall bear interest at a rate four percentage points above the rate in effect at the time such principal or interest becomes due.
  At the option of the holder of this note (the "holder") the unpaid balance of this note plus accrued interest and all other obligations of Maker to the holder, direct or indirect, absolute or contingent, now existing or hereafter arising, shall become immediately due and payable without notice or demand if
(a) any payment required by this note is not made when due, or (b) a default or event of default occurs under any loan or security agreement or instrument executed as security for or in connection with this note, or (c) the holder at any time in good faith believes that the prospect of any payment required by this note is impaired, whether or not such belief is caused by any act or failure to act of any Maker or of any endorser, guarantor or accommodation party of or on this note (hereunder collectively referred to as "any other signer").
  Maker and any other signer (1) waive presentment, notice of dishonor and protest, (2) assent to any extension of time with respect to any payment due under this note, to any substitution or release of collateral and to the addition or release of any party, and (3) agree that Bank may apply, as Bank elects, any payment received after default to any portion of Maker's obligations hereunder. No waiver of any payment or other right under this note shall operate as a waiver of any other payment or right. Maker and any other signer shall pay all reasonable costs of collection, including attorneys' fees, paid or incurred by the holder in enforcing this note on default.
  This note (a) is secured by the Security indicated above, if any, and (b) shall be construed under and governed by the laws of Colorado. If there is more than one Maker, all of the provisions of this note shall apply to each and any of them.

  THE ARBITRATION TERMS AND CONDITIONS ON THE BACK OF THIS PAGE ARE A PART OF AND INCORPORATED INTO THIS NOTE.

                                   Startek, Inc.

     FOR BANK USE ONLY
--------------------------         By:  /s/ A. EMMET STEPHENSON, JR.
New Loan                              ------------------------------
Kim McDougal                       Title:  CHAIRMAN OF THE BOARD
Michael S. Katz
                                           DENNIS M. SWENSON
                                      ------------------------------
                                           EXECUTIVE VICE PRESIDENT